Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 395,884,000.00
Previously Paid Amount	0.00
Total Fee Amount	60,609.84
Total Offset Amount	0.00
Net Fee	$ 60,609.84
Final Prospectus	false